January 19, 2021

BNY MELLON FAMILY OF FUNDS

Supplement to Current Statement of Additional Information

The following information supersedes and replaces any contrary information contained in the section in Part I of the Statement of Additional Information entitled "Officers":

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) in the Fund Complex* for which the Officer serves as an Officer

David DiPetrillo 1978 President January 2021[1]	Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017	62 (118)

GRP1-5SAISTK-0121

*  "Fund Complex" comprises registered investment companies for which the Manager or an affiliate of the Manager serves as investment adviser.

1 President since January 2021; Vice President from May 2019 to January 2021.